UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 29, 2007

          RBSGC Mortgage Loan Trust, 2007-B
(Issuing Entity)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Depositor as Specified in its Charter)

        Greenwich Capital Financial Products, Inc..
(Exact Name of Sponsor as Specified in its Charter)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140279	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Registrant registered offerings of its RBSGC Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-B on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-140279) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $624,097,700 aggregate principal amount of Class 1A1, Class 1A2, Class 1A3, Class 1A4, Class 1A5, Class 1A6, Class 2A1, Class 3A1, Class 3A2, Class 1X, Class 1PO, Class R, Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 3B1, Class 3B2 and Class 3B3 Certificates of its RBSGC Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-B on March 29, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 26, 2007, as supplemented by the Prospectus Supplement dated March 28, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, and Deutsche Bank National Trust Company, as Trustee and as a Custodian. The “Certificates” consist of the following classes: Class 1A1, Class 1A2, Class 1A3, Class 1A4, Class 1A5, Class 1A6, Class 2A1, Class 3A1, Class 3A2, Class 1X, Class 1PO, Class R, Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 3B1, Class 3B2 and Class 3B3 Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of fixed rate, fully amortizing and balloon, first lien residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $505,567,956.59 as of March 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of March 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N,A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and a Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of March 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser, and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Seller’s Warranties and Servicing Agreement dated as of January 1, 2007 (WFHM 2007-PA01), between Greenwich Capital Financial Products, Inc., as Purchaser, and Wells Fargo Bank, N.A. as Seller and Servicer.

99.3
Reconstituted Servicing Agreement (Wells Fargo—Originated Mortgage Loans) dated as of March 1, 2007, by and between Greenwich Capital Financial Products, Inc. and Wells Fargo Bank, N.A., as servicer, and acknowledged by Wells Fargo as master servicer and Deutsche Bank National Trust Company as Trustee and a Custodian.

99.4
Reconstituted Servicing Agreement (Wells Fargo— Servicing Acquired Mortgage Loans) dated as of March 1, 2007, by and between Greenwich Capital Financial Products, Inc. and Wells Fargo Bank, N.A., as servicer, and acknowledged by Wells Fargo as master servicer and Deutsche Bank National Trust Company as Trustee and a Custodian.

99.5
Purchase, Warranties and Servicing Agreement, dated as of August 1, 2004, by and between Greenwich Capital Financial Products, Inc. and U.S. Central Federal Credit Union, as amended by that certain Amendment to the Purchase, Warranties and Servicing Agreement, dated as of January 12, 2007.

99.6
Assignment, Assumption and Recognition Agreement dated as of March 1, 2007, by and among GCFP, Deutsche Bank National Trust Company, as Trustee and a Custodian, U.S. Central Federal Credit Union and Greenwich Capital Acceptance, Inc. and acknowledged by Wells Fargo as Master Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By: /s/ Matt Miles
Name: Matt Miles
Title: Vice President

Dated: March 29, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement dated as of March 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N,A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and a Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of March 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser, and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Seller’s Warranties and Servicing Agreement dated as of January 1, 2007 (WFHM 2007-PA01), between Greenwich Capital Financial Products, Inc., as Purchaser, and Wells Fargo Bank, N.A. as Seller and Servicer.

99.3
Reconstituted Servicing Agreement (Wells Fargo—Originated Mortgage Loans) dated as of March 1, 2007, by and between Greenwich Capital Financial Products, Inc. and Wells Fargo Bank, N.A., as servicer, and acknowledged by Wells Fargo as master servicer and Deutsche Bank National Trust Company as Trustee and a Custodian.

99.4
Reconstituted Servicing Agreement (Wells Fargo— Servicing Acquired Mortgage Loans) dated as of March 1, 2007, by and between Greenwich Capital Financial Products, Inc. and Wells Fargo Bank, N.A., as servicer, and acknowledged by Wells Fargo as master servicer and Deutsche Bank National Trust Company as Trustee and a Custodian.

99.5
Purchase, Warranties and Servicing Agreement, dated as of August 1, 2004, by and between Greenwich Capital Financial Products, Inc. and U.S. Central Federal Credit Union, as amended by that certain Amendment to the Purchase, Warranties and Servicing Agreement, dated as of January 12, 2007.

99.6
Assignment, Assumption and Recognition Agreement dated as of March 1, 2007, by and among GCFP, Deutsche Bank National Trust Company, as Trustee and a Custodian, U.S. Central Federal Credit Union and Greenwich Capital Aceptance, Inc. and acknowledged by Wells Fargo as Master Servicer.

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